SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: January 25, 2008





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01         COMPLETION OF DISPOSITION OF ASSETS
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES


GS COES (Yorkville I) Financing

On January 25, 2008, GS COES (Yorkville I), LLC, a subsidiary of GS CleanTech, closed on the terms of a Credit Agreement with YA Global Investments, LP ("YAGI"). The Credit Agreement will make funds available to GS COES (Yorkville
I) for the purpose of constructing and installing corn oil extraction systems that have been ordered by several ethanol manufacturers. The funds available will equal $10 million less the outstanding balance due at the time of borrowing from NextGen Fuels, Inc. (also a subsidiary of GS CleanTech) to Stillwater Asset-Based Fund, LP. The current balance due to Stillwater Asset-Based Fund is currently approximately $3.8 million. At the current rate of payment, the entire balance due to Stillwater Asset-Based Fund will be satisfied by July 2008.

Amounts advanced by YAGI to GS COES (Yorkville I) LLC (the "Loans") will be repayable on the following terms:

     -    All Loans must be repaid on or prior to August 31, 2009.
     - Commencing on July 1, 2008, GS COES must pay to YAGI on account of the principal amount of the Loans an amount equal to the greater of (a) $100,000 and (b) 30% of its EBITDA for the month.
     -    GS COES may prepay the Loans without penalty.

GS COES (Yorkville I) is also required to pay to YAGI:

     -    Interest on the Loans at a rate of 20% per annum.
     - A fee equal to $.10 per gallon of corn oil extracted at the GS COES (Yorkville I) installations until the later of (a) the date on which the Credit Agreement is terminated or (b) the date on which YAGI has received the fee with respect to 20 million gallons.

To induce YAGI's entry into the Credit Agreement and in consideration of YAGI's execution of the Restructuring Agreement described below, GS CleanTech issued six million shares of its common stock to YAGI.

GS EnviroServices Stock Purchase

In connection with the other transactions described in this report, GS CleanTech and its subsidiary, GS EnviroServices, Inc., entered into a Stock Purchase Agreement, with the consent of YAGI. The Agreement provided that GS CleanTech would surrender to GS EnviroServices 8,733,333 shares of GS EnviroServices common stock (representing 31% of the outstanding shares). In exchange, GS EnviroServices issued a $2,000,000 convertible debenture to YAGI, and YAGI cancelled $2,000,000 of indebtedness owed to it by GS CleanTech.

The Stock Purchase Agreement, combined with a letter agreement between GS EnviroServices and YAGI, further provides that if GS EnviroServices pays $1,000,000 to YAGI on or before May 1, 2008, then the remaining 6,266,667 shares of GS EnviroServices owned by GS CleanTech will be transferred to GS EnviroServices.

As part of these transactions, GS CleanTech granted a proxy to the board of directors of GS EnviroServices authorizing the board to vote the shares of GS EnviroServices now in the name of GS CleanTech. The proxy with respect to the 8,733,333 exchanged for $2,000,000 terminates in the event of a default by GS EnviroServices of its loan obligations to YAGI. The proxy with respect to the 6,266,667 shares will terminate on May 1, 2008.

Restructuring of Convertible Debentures

In connection with the GS COES (Yorkville I) financing, GS CleanTech and YAGI entered into a Restructuring Agreement. The Restructuring Agreement provided for the exchange of all convertible debentures issued by GS CleanTech to YAGI (formerly known as "Cornell Capital Partners, LP) for four amended and restated debentures. However, the principal balance of one of the debentures was reduced by $2,000,000 pursuant to the stock purchase transaction between GS CleanTech and GS EnviroServices, Inc. discussed above. The aggregate principal amount of the restated debentures was $6,931,288.

The terms of the amended and restated debentures are:

     - Principal and interest may be converted, at YAGI's option, into shares of GS CleanTech common stock, at a conversion price of $1.25 per share.
     - On the first business day of each month, GS CleanTech must pay $250,000 to YAGI. If GS CleanTech fails to make the payment, YAGI shall be entitled to convert that amount of accrued interest and Principal into common stock of GS CleanTech at a conversion price equal to the lesser of (a) $1.25 or (b) 90% of the volume weighted average price for the twenty trading days preceding conversion. If a monthly payment is not made and YAGI does not opt to convert, then the unpaid amount will be added to the amount due on the first day of the following month.
     - All unpaid interest and principal will be due and payable on December 31, 2011.
     -    The debentures bear interest at 10% per annum.

The following table shows the current status of the convertible debentures issued by GS CleanTech and its affiliates to YAGI, after application of the covenants in the Restructuring Agreement.

------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
Creditor            Original Issuance Date    Original           Current          Accrued and      Principal Amount
                                              Principal Balance  Principal        unpaid Interest  of Amended and
                                                                 Balance                           Restated
                                                                                                   Debentures
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
GS CleanTech Corporation
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $1,900,000         $1,900,000       $184,986         $2,084,986
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    April 13, 2006            $4,400,000         $2,400,000       $389,277         $2,789,277
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 27, 2007         $1,125,000         $1,125,000       $99,062          $1,224,062
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    March 31, 2004            $2,190,410         $712,510         $120,453         $832,963
----------------------------------------------------------------------------------------------------------------------
GS AgriFuels Corporation (subsidiary of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June , 2006               $5,500,000         $5,500,000       $863,425         N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    October, 2006             $13,000,000        $13,000,000      $1,524,384       N.A.
----------------------------------------------------------------------------------------------------------------------
GS EnviroServices, Inc. (affiliate of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    January 11, 2008                                                               $2,000,000
----------------------------------------------------------------------------------------------------------------------
GreenShift Corporation (previously parent of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    October 12, 2005          $1,475,000         $262,500         $258             N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $3,050,369         $1,150,369       $41,287          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June 26, 2007             $575,000           $575,000         $35,231          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------

Amended Forbearance Agreement

In connection with the financing transactions described in this Report, YAGI entered into an Amended and Restated Forbearance Agreement with GS CleanTech, GreenShift Corporation (its former parent), and Viridis Capital, LLC (its majority shareholder). The Agreement recited that a default existed under certain debentures issued to YAGI by GS CleanTech, which were guaranteed by GreenShift and Viridis Capital. In order to secure the defaulted debentures, the parties had, at the time of issuance of the debentures, pledged to YAGI the following securities:

          ------------------------ -------------------------------------------------      --------------------------------
          Pledgor                  Pledged Shares                                         Issuer
          ------------------------ -------------------------------------------------      --------------------------------
          Viridis                  1,000,000  shares  of Series C  Preferred  Stock       GreenShift
                                   convertible into common stock
          ------------------------ -------------------------------------------------      --------------------------------
          Viridis                  750,000  shares  of  Series  C  Preferred  Stock       GS CleanTech
                                   convertible into common stock
          ------------------------ -------------------------------------------------      --------------------------------
          GS                       CleanTech 1,000,000 shares of Series C
                                   Preferred Stock convertible into common stock          GS Energy Corporation
          ------------------------ -------------------------------------------------      --------------------------------
          GS CleanTech             6,266,666   shares   of   common   stock  of  GS
                                   EnviroServices  (defined as "GS  Pledged  Shares       GS EnviroServices
                                   Pool 1")
          ------------------------ -------------------------------------------------      --------------------------------
          GS CleanTech             8,733,333   shares   of   common   stock  of  GS
                                   EnviroServices  (defined as "GS  Pledged  Shares       GS EnviroServices
                                   Pool 2")
          ------------------------ -------------------------------------------------      --------------------------------


In the Amended and Restated Forbearance Agreement, the parties agreed that in order to remedy the default under the Debentures, YAGI will be entitled to exercise the right of conversion under the pledged preferred stock, and to sell any of the resulting common shares or the pledged common shares. GS Pledged Shares Pool 2, however, may be foreclosed upon only in the event of a default under the $2,000,000 debenture issued by GS EnviroServices, discussed above. The Agreement stipulates that YAGI may not at any time own more than 4.99% of the outstanding common shares of any of the issuers. Each time YAGI takes shares under the Agreement, 90% of the volume weighted average market price for the five trading days preceding the delivery will be applied against the principal amount of the Debentures. YAGI agreed that, if no other defaults occur under the Debentures, it would waive all other rights and penalties available to it as a result of the present defaults.

Guarantees

Payment of all obligations with respect to the Loans and the Debentures has been guaranteed by GS CleanTech, by its Chairman, Kevin Kreisler, by his holding company, Viridis Capital, LLC, and by all of the subsidiaries of GS CleanTech. The Loans and Debentures are also guaranteed up to $1.5 million by GS EnviroServices, Inc., an affiliate of GS CleanTech. GS COES (Yorkville I) LLC and each guarantor has pledged all of its assets to secure repayment of the Loans and the Debentures.

Consent to Short-Form Merger of GS AgriFuels

In connection with the foregoing financing transactions, GS CleanTech, its subsidiary, GS AgriFuels Corporation, and YAGI entered into an Agreement relating to the previously announced plan of GS CleanTech to effect a short-form merger of GS AgriFuels so as to redeem for cash all shares of GS AgriFuels not owned by GS CleanTech.

Because GS AgriFuels is indebted to YAGI in the amount of $20,359,631, YAGI's consent to the short-form merger was required. YAGI gave its consent in the Agreement, subject to the following commitments by GS CleanTech and GS
AgriFuels:

     - GS AgriFuels was required to amend the Certificate of Designations for its Series C Preferred Stock to provide that it would be convertible at a fixed rate of 32 common shares for each share of Series C stock, and to provide that no Series C shares may be issued while any portion of the debt to YAGI is outstanding.
     - GS AgriFuels agreed to issue 3,329,630 common shares to YAGI after the short-form merger is completed.
     - The parties agreed that no more than 36,650,630 shares of GS AgriFuels may be issued, on a fully-diluted basis.
     - GS CleanTech agreed to obtain an independent appraisal of the value of GS AgriFuels. The debentures issued by GS AgriFuels to YAGI will then be modified to provide that the interest and principal are convertible by YAGI into GS AgriFuels common stock at a price equal to the lesser of (a) $0.255 or (b) 80% of the appraised value.
     - GS AgriFuels agreed to pay to YAGI, on account of its debentures, 10% of its cash receipts and 50% of free cash flows after regular debt service.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

     10-a Credit  Agreement dated January 11, 2008 between GS COES (Yorkville I)
          LLC and YA Global Investments, LP

     10-b Stock  Purchase  Agreement  between GS  CleanTech  Corporation  and GS
          EnviroServices, Inc.

     10-c Restructuring  Agreement  dated  January 10, 2008 between GS CleanTech
          Corporation and YA Global Investments, LP.

     10-d Form of Amended and Restated Secured  Convertible  Debenture issued by
          GS CleanTech Corporation to YA Global Investments, LP. as of January 10, 2008.

     10-e Amended and  Restated  Forbearance  Agreement  dated as of January 11,
          2008 among GS CleanTech Corporation, GreenShift Corporation, Viridic Capital, LLC and YA Global Investments, LP.

     10-f Global Guaranty Agreement dated January 11, 2008 among Viridis Capital
          LLC, Kevin Kreisler, GreenShift Corporation, GS AgriFuels Corporation, GS CleanTech Corporation, each of their subsidiaries, and YA Global Investments, LP.

     10-g Agreement dated as of January 10, 2008 among GS CleanTech Corporation,
          GS AgriFuels Corporation, and YA Global Investments, LP.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 29, 2008             GS CLEANTECH CORPORATION


                                     By: /s/ Kevin Kreisler
                                         ------------------------------
                                             Kevin Kreisler, Chairman